                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   HEARx LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                   HEARx LTD.
                            1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407

                                   NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 25, 2001

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of HEARx Ltd., a Delaware corporation ("Company"), will be held at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10017, on June 25, 2001 at 9:00 a.m. local time, to consider and act upon:

1. The election of five directors of the Company, each to hold office until the next Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, or as otherwise provided by law; and

2. The transaction of such other business as may properly come before the meeting.

The close of business on April 27, 2001 has been fixed as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting. The voting rights of the stockholders are described in the accompanying proxy statement.

                                          By order of the Board of Directors,

                                          Barbara A. Bachman
                                          Secretary/Controller

April 30, 2001

PLEASE SPECIFY YOUR CHOICES, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                   HEARX LTD.
                            1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 25, 2001

     This Proxy Statement with the accompanying proxy card, is being mailed or given to stockholders commencing on or about May 11, 2001, in connection with the solicitation of proxies by the Board of Directors of HEARx Ltd. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held at The Yale Club, 50 Vanderbilt Avenue, New York, New York, 10017, on Monday, June 25, 2001 at 9:00 a.m. local time and any adjournments thereof.

     The Company's principal executive offices are located at 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

PROXY PROCEDURE

     Stockholders of record (shareholders who hold their shares in their own name) can vote any one of three ways:

     (1) By Mail: If the enclosed proxy card is properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the stockholder's directions or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors as specified in this proxy statement. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder.

     (2) By Telephone: Call the toll-free number on your proxy card to vote by phone. You will need to follow the instructions on your proxy card and the voice prompts.

     (3) By Internet: Go to the web site listed on your proxy card to vote through the Internet. You will need to follow the instructions on your proxy card and the web site. If you vote through the Internet, you may incur telephone and Internet access charges.

     If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. IF YOU VOTE BY TELEPHONE OR THE INTERNET, YOU SHOULD NOT RETURN YOUR PROXY CARD.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through most banks and brokers.

     Any stockholder executing a proxy by mail may revoke that proxy at any time prior to the voting thereof either by delivering written notice to the Secretary of the Company or by voting in person at the meeting. If you voted by telephone or the Internet you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.

PROXY SOLICITATION

     All costs of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone. The Company will request banks, brokers, custodians, nominees and fiduciaries to forward copies of the proxy solicitation materials to beneficial owners and to request authority for the execution of proxies. The Company will reimburse such persons or entities for their expenses in doing so.

VOTING AT MEETING

     Holders of record of shares of the Company's common stock, par value $.10 per share ("Common Stock"), as of the close of business on April 27, 2001, are entitled to notice of, and to vote at, the meeting. As of that date, there were outstanding 13,116,825 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. The holders of a majority of the shares of Common Stock issued and outstanding as of the close of business on April 27, 2001, will constitute a quorum at the meeting. Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum. Broker non-votes will be treated as not represented at the meeting as to any matter for which non-vote is indicated on the broker's proxy.

                             ELECTION OF DIRECTORS

     Five directors of the Company are to be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Delaware law.

     The Board of Directors has nominated the five persons named below for election as directors, all of whom are presently serving as such. All members of the Board have been previously elected as directors by the Company's stockholders. It is intended that the shares represented by the enclosed proxy will be voted for the election of these five nominees (unless such authority is withheld by a stockholder). In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors.

     The nominees for election as directors are as follows:

                              Director         Position with
    Name and Age               Since            the Company
-------------------------     --------   -------------------------
    Paul A. Brown               1986     Chairman of the Board and
        (63)                              Chief Executive Officer
Stephen J. Hansbrough           1997         President, Chief
        (54)                               Operating Officer and
                                                 Director
 Thomas W. Archibald            1993             Director
        (63)
 David J. McLachlan             1986             Director
        (62)
 Joseph L. Gitterman III        1997             Director
        (64)

     PAUL A. BROWN, M.D., AGE 63. Paul A. Brown, M.D., holds an A.B. from Harvard College and an M.D. from Tufts University School of Medicine. From 1970 to 1984, Dr. Brown was Chairman of the Board of MetPath Inc., a New Jersey-based corporation offering a full range of clinical laboratory services to physicians and hospitals, which he founded in 1967 while a resident in pathology at Columbia Presbyterian Medical Center in New York City. MetPath developed into the largest clinical lab in the world with over 3,000 employees and was listed on the American Stock Exchange prior to being sold to Corning in 1982 for $140 million. Dr. Brown was formerly a Chairman of the Board of Overseers of Tufts University School of Medicine, an emeritus member of the Board of Trustees of Tufts University, a member of the Visiting Committee of the Boston University School of Medicine and a part-time lecturer in pathology at Columbia University of Physicians and Surgeons.

     STEPHEN J. HANSBROUGH, AGE 54. Stephen J. Hansbrough, President and Chief Operating Officer, was formerly the Senior Vice President of the Dart Drug Corporation and was instrumental in starting their affiliated group of companies (Crown Books and Trak Auto). These companies along with the Dart Drug Stores had over 400 retail locations, generated approximately $550 million in annual revenues and employed over 3,000 people. Mr. Hansbrough subsequently became Chairman and CEO of Dart Drug Stores. After leaving Dart, Mr. Hansbrough was an independent consultant specializing in turnaround and start-up operations, primarily in the retail field, until he joined HEARx in December 1993.

     THOMAS W. ARCHIBALD, AGE 62. Thomas W. Archibald attended the London School of Economics and received a B.A. degree in economics from Denison University and a Juris Doctor degree from the Ohio State University Law School. He retired from the Bank of New York in 1995, where he served as Executive Vice President of the Personal Trust Sector. He held that position at Irving Trust Company when it merged with The Bank of New York in 1988. Mr. Archibald is a past Director of Group Health Incorporated, the only not-for-profit health insurance carrier chartered to operate throughout New York State.

     DAVID J. MCLACHLAN, AGE 61. David J. McLachlan holds an engineering degree from Harvard College and a M.B.A. from the Harvard Graduate School of Business Administration. Since June 1999, he has served as a consultant to Genzyme Company. Until his retirement in June 1999, Mr. McLachlan was the Executive Vice President of Genzyme Company, a position he held since December 1989. Prior to that he was the Vice President, Treasurer and Chief Financial Officer of Adams-Russell Co., Inc., an owner and operator of cable television systems and Adams-Russell Electronics, Inc. a defense electronics manufacturer.

     JOSEPH L. GITTERMAN III, AGE 63. Joseph L. Gitterman III is the manager of EIP Group LLC, an investing, trading and consulting firm which he founded in 1994. Until 1994, he was the Senior Managing Director of LeBranche & Co. He was a member of the New York Stock Exchange for over thirty years and was appointed a Governor in 1986. At the New York Stock Exchange, he served on more than fourteen committees, serving as chairman of some of them. He is director of Classic Turf Co., Intrepid International, Mill Bridge Inc. and Custom Data Services.

     There are no family relationships between or among any directors or executive officers of the Company.

VOTE REQUIRED

     The five director nominees receiving the greatest number of votes of the Common Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. Shares of Common Stock represented by proxies that are marked "without authority" with respect to the election of one or more nominees for director and broker non-votes will have no effect on the outcome of the election.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY

DIRECTORS' COMPENSATION, MEETING ATTENDANCE AND COMMITTEES

     The Board of Directors received no cash compensation during the fiscal year ended December 29, 2000 for their services as directors. The Company reimburses directors for their out-of-pocket expenses for attendance at meetings of the Board. Messrs. Archibald, McLachlan and Gitterman each received on June 6, 2000 an option to acquire 1,500 shares of Common Stock at a price of $4.00 per share (the then per share fair market value of the Company's Common Stock), pursuant to the Company's stockholder-approved Non-Qualified Stock Option Plan for Non-Employee Directors. These options were immediately exercisable for a period of ten years. For fiscal year 2001, each non-employee board member will receive an annual retainer in the amount of $15,000, which shall be paid quarterly, and payments in the amount of $1,000 for each annual or special meeting attended by that director in person and in the amount of $500 for each annual or special meeting attended by that director telephonically.

     There were six meetings of the Board of Directors during the fiscal year ended December 29, 2000. Each of the incumbent directors attended all meetings of the Board of Directors and all the meetings of the committee on which they serve, held while they were on such committee, during the year ended December 29, 2000.

     The standing committee of the Board of Directors is the Audit Committee. The Board has not appointed a nominating committee or a compensation committee.

     Messrs. Archibald, McLachlan and Gitterman are members of the Audit Committee. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange listing standards. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls and to review and approve the scope and performance of the independent auditors' work. The Audit Committee meets with the independent auditors and reviews any matters required to be discussed pursuant to Statement of Auditing Standards No. 61 and the financial statements proposed to be included in the annual report on Form 10-K and quarterly reports on Form 10-Q. The Audit Committee makes its recommendation to the Board regarding inclusion of the financial statements on Form 10-K. The Audit Committee met three times during the fiscal year ended December 29, 2000.

AUDIT COMMITTEE REPORT

     The Audit Committee of the HEARx Ltd. Board of Directors is currently composed of three independent directors and operates under a written charter adopted by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

     We have met and held discussions with the Company's management and with the Company's independent accountants, BDO Seidman, LLP. We have reviewed and discussed the consolidated financial statements of HEARx Ltd. for the 2000 fiscal year with the Company's management. We discussed with BDO Seidman, LLP matters required to be discussed by generally accepted auditing standards, including standards set forth in Statement on Auditing Standards No. 61.

     BDO Seidman, LLP also provided to us the written disclosures regarding their independence required by Independence Standards Board Standard No. 1, and we discussed with BDO Seidman, LLP their independence.

     Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2000 be included in HEARx Ltd's Annual Report on Form 10-K for the year ended December 29, 2000 filed with the Securities and Exchange Commission.

                                          David J. McLachlan
                                          Joseph L. Gitterman, III
                                          Thomas W. Archibald

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 29, 2000, all Section 16(a) filing requirements applicable to its executive officers and directors were made except as follows: each of Paul A. Brown, Stephen J. Hansbrough and James W. Peklenk reported one transaction late for the 1999 fiscal year.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Company during the 2000, 1999 and 1998 fiscal years of those persons who were at fiscal year-end 2000 (i) the Chief Executive Officer and (ii) the other executive officers whose salary and bonus exceeded $100,000 (these four persons are collectively referred to herein as the "Named Executive Officers"):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Annual Compensation
                                                           --------------------
Name and                                                    Salary      Bonus      Options
Principal Position                                 Year      ($)         ($)         (#)
------------------------------------------------------------------------------------------
Paul A. Brown, M.D.                                2000    $300,000          --        -0-
Chairman and Chief                                 1999     250,000     125,000    100,000
Executive Officer                                  1998     225,000      75,000        -0-
Stephen J. Hansbrough                              2000    $275,000          --        -0-
President and Chief                                1999     225,000     112,500    113,246
Operating Officer                                  1998     200,000     100,000        -0-
James W. Peklenk                                   2000    $165,000          --     10,000
Vice President -- Finance                          1999     150,000      75,000     10,000
Chief Financial Officer                            1998     125,000      25,000     20,000
Donna L. Taylor                                    2000    $165,000          --     20,000
  Senior Vice President                            1999     150,000      75,000     10,000
  Sales and Operations                             1998     125,000      40,000      2,500
------------------------------------------------------------------------------------------

     The Company has entered into an employment agreement with Dr. Paul A. Brown to serve as Chairman of the Board and Chief Executive Officer for an initial five-year term ending in 2004. The Company has entered into a substantially similar employment agreement with Stephen J. Hansbrough to serve as President and Chief Operating Officer for an initial five-year term ending in 2004. Each of the employment agreements provides that the executive will be entitled to receive base compensation and performance bonuses and to participate in and receive benefits under the Company's welfare benefit and similar employee benefit plans generally made available by the Company to other key employees. Dr. Brown's base compensation for the first year of the agreement is $300,000 per year, and Mr. Hansbrough's base compensation for the first year of the agreement is $275,000 per year. Such annual compensation is subject to review annually by the Board. In respect of annual bonuses, if in any calendar year the Company achieves the net income targets approved by the Board, the Company has agreed to pay the executive a bonus equal to at least 50% of the executive's base salary. In addition, if in any calendar year the Company achieves the target net income approved by the Board for such year, the executive is entitled to receive a cash bonus equal to 1% of such net income for such year. Each executive is entitled to reimbursement of his reasonable and necessary business expenses in connection with the performance of his duties consistent with guidelines established by the Company's Board of Directors. Concurrent with the execution of the employment agreements, and pursuant to the terms of the agreements, each executive was granted an option to purchase shares of the Company's Common Stock. Dr. Brown was granted an option to acquire 100,000 shares and Mr. Hansbrough was granted an option to acquire 113,246 shares. Each option vests ratably over four years and was granted with an exercise price equal to the market value of the common stock on the date of grant.

     Each of the employment agreements contains termination and change in control provisions. If the executive is terminated with "cause" or if the executive terminates without good reason before or after a change in control, the Company will be required to pay only amounts earned through the date of termination. If the executive terminates because the Company has breached the employment agreement or if the Company terminates the executive without cause (before a change in control), the Company must pay the executive an amount equal to the base salary in effect for the duration of the term as in effect immediately before the date of termination or, if more than three years of the term have elapsed on the date of such termination, an amount equal to one year's salary. In addition, the executive is entitled to payment of a bonus equal to one times the average of all bonus and other incentive payments made by the Company to the executive over the then prior two years plus the pro rata portion of the bonus payable for the year of the termination. In such circumstances, the Company will be obliged to continue the executive's medical, dental, life and other insurance and benefit program coverage for 18 months, and the executive shall be fully vested in all options and similar rights previously granted to him and shall have a period of two years within which to exercise such rights.

     Each of the employment agreements provides that in the event the executive is terminated by the Company without cause on or after a change in control or if the executive terminates with good reason after a change in control, the Company must pay the executive a minimum of three times the executive's base salary plus an amount equal to three times the average of all bonus and other incentive payments made by the Company to the executive over the then preceding two years. All options and other rights will then be fully vested and the executive will have three years within which to exercise such rights. The Company also will be responsible for maintaining the executive's medical, dental, life and other insurance and benefit program coverage for a three year period.

     In the event of the executive's death or termination because of disability, all then outstanding options and similar rights shall become fully vested and the executive or his legal representatives may exercise such rights for a one year period following the executive's death or termination for disability.

     The agreements provide for "gross up" payments to the executive to cover the executive's incremental tax liabilities in the event payments made under the agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the grants of options to the Named Executive Officers during the fiscal year ended December 29, 2000:

----------------------------------------------------------------------------------------------------
                                                                                     Potential
                                                                                Realizable Value at
                                                                                   Assumed Annual
                                                                                   Rates of Stock
                                         Percent of                              Price Appreciation
                                        Total Options                             For Option Term
                              Options    Granted to     Exercise                --------------------
                              Granted   Employees in     Price     Expiration      5%         10%
            Name                (#)      Fiscal Year      ($)         Date        ($)         ($)
----------------------------------------------------------------------------------------------------
Dr. Paul A. Brown                 -0-        0.00%         N/A           N/A        N/A         N/A

Stephen J. Hansbrough             -0-        0.00%         N/A           N/A        N/A         N/A

James W. Peklenk               10,000        6.56%       $4.00      6/6/2010    $42,000     $44,000

Donna L. Taylor                20,000       13.13%       $4.00      6/6/2010    $84,000     $88,000
----------------------------------------------------------------------------------------------------

OPTION EXERCISES IN LAST FISCAL YEAR AND AGGREGATED FISCAL YEAR END OPTION
VALUES

     The following table sets forth certain information with respect to stock option exercises and unexpired stock options granted in fiscal years prior to 2000 and held by the Named Executive Officers as of the end of fiscal 2000:

---------------------------------------------------------------------------------------------
                         Shares                      Number of         Value of Unexercised
                        Acquired                Unexercised Options   In-the-Money Options at
                       On Exercise    Value       Fiscal Year-End         Fiscal Year-End
                           (#)       Realized           (#)                     ($)
---------------------------------------------------------------------------------------------
                                                   Exercisable/            Exercisable/
        Name                                       Unexercisable           Unexercisable
---------------------------------------------------------------------------------------------
Paul A. Brown, M.D.        -0-         -0-       35,000/75,000            -0-/-0-
Stephen J. Hansbrough      -0-         -0-       215,065/84,935          53,605/-0-
James W. Peklenk           -0-         -0-       22,877/19,125            -0-/-0-
Donna L. Taylor            -0-         -0-       22,751/29,375            944/-0-
---------------------------------------------------------------------------------------------

REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

     The Company's executive compensation program is administered by the Board of Directors. In addition to base salary, compensation for the Company's executive officers may include annual performance bonuses and stock options and stock grants pursuant to the Company's stock incentive plan. It is the intention of the Board of Directors to use salary and bonuses as compensation for current and past performance, while using stock options and restricted stock grants to provide incentives for superior long-term performance.

     To establish compensation for the Company's executive officers for 2000, the Board of Directors used subjective performance evaluations, compensation statistics of other similar size health care organizations, and with respect to executive officers other than Dr. Brown, the salary and bonus recommendations of Dr. Brown. Each of Dr. Brown and Mr. Hansbrough's salary was determined pursuant to the terms of his employment agreement. In respect of the bonus opportunity for the Company's executive officers, the Board set certain performance criteria, the attainment of which could entitle the executive officer to earn a cash bonus equal to one half of his base salary. The performance criteria were both objective and subjective. The objective performance criteria were not met in 2000 and no cash bonus was paid to any executive officer.

                            BOARD OF DIRECTORS
                            Paul A. Brown M.D. -- Chairman
                            Stephen J. Hansbrough
                            Thomas W. Archibald
                            David L. McLachlan
                            Joseph L. Gitterman III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Brown is the Chairman of the Board of Directors and the Company's Chief Executive Officer. Mr. Hansbrough is the President and Chief Operating Officer of the Company. The other members of the Board of Directors are not employees or former employees of the Company.

COMMON STOCK PERFORMANCE

     As part of the executive compensation information presented in the proxy statement, the Securities and Exchange Commission requires a five-year comparison of the stock performance for the Company with stock performance of other companies. The closing price of the Common Stock at December 29, 2000 was $1.375 per share. The Common Stock has been traded on the American Stock Exchange since March 15, 1996. Prior thereto, the Company's stock was traded on the over-the-counter market with prices being reported by the National Association of Securities Dealers, Inc., OTC Bulletin Board Service. The Company has selected each of the AMEX Market Value Index and the JP Morgan H & Q Healthcare (excluding biotechnology) Index. The graph below reflects all comparison indexes and depicts a comparison of five-year cumulative total returns for each of the Company, the AMEX Market Value and the JP Morgan H & Q Healthcare Index, excluding biotechnology.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG HEARX LTD., THE AMEX MARKET VALUE INDEX
        AND THE JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX [LINE GRAPH]

                                                                                                             JP MORGAN H & Q
                                                                                                          HEALTHCARE-EXCLUDING
                                                       HEARX LTD.               AMEX MARKET VALUE             BIOTECHNOLOGY
                                                       ----------               -----------------         --------------------
12/95                                                    100.00                      100.00                      100.00
12/96                                                    204.55                      101.59                      111.02
12/97                                                    113.64                      127.06                      132.31
12/98                                                     40.91                      136.38                      160.76
12/99                                                     34.09                      174.22                      140.46
12/00                                                     10.00                      179.02                      219.73

             * $100 INVESTED ON 12/31/95 IN STOCK OR INDEX -- INCLUDING
              REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING
              DECEMBER 31.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 28, 2001, the names of all persons known by the Company to be beneficial owners of more than five percent of the Common Stock. On March 28, 2001, there were 12,994,691 shares of Common Stock issued and outstanding.

------------------------------------------------------------------------------------------
                                                           Amount and Nature
           Title                 Name and Address of         of Beneficial      Percent of
           Class                  Beneficial Owner             Ownership          Class
------------------------------------------------------------------------------------------
Common Stock                  Paul A. Brown, M.D                1,213,808(1)       9.32%
                              1250 Northpoint Parkway
                              West Palm Beach, Fl 33407

Common Stock                  Minnesota Mining and                896,993           6.9%
                              Manufacturing Company
                              3M Center
                              St. Paul, MN 55144
------------------------------------------------------------------------------------------

(1) Includes 35,000 shares of Common Stock subject to options which are currently exercisable (or exercisable within 60 days).

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 28, 2001, the number of shares of Common Stock owned beneficially by each director, each Named Executive Officer and all directors and executive officers as a group.

-------------------------------------------------------------------------------------------
                                                      Amount and Nature of       Percent of
                       Name                         Beneficial Ownership (1)       Class
-------------------------------------------------------------------------------------------
Paul A. Brown, M.D.                                        1,213,808(2)            9.32%
Stephen J. Hansbrough                                        245,065(3)            1.85%
James W. Peklenk                                              29,022(4)              *
Donna L. Taylor                                               29,001(5)              *
David J. McLachlan                                            83,545(6)              *
Thomas W. Archibald                                          116,600(7)              *
Joseph L. Gitterman III                                      181,249(8)            1.39%
All directors and executive
  officers as a group (7 persons)                          1,898,290(9)            14.23%
-------------------------------------------------------------------------------------------

(1) The named individuals have both sole investment power and sole voting power with respect to all securities listed as beneficially owned by them.
(2) Includes 35,000 employee stock options which are currently exercisable (or exercisable within 60 days).
(3) Includes 215,065 employee stock options which are currently exercisable (or exercisable within 60 days).
(4) Includes 24,002 employee stock options which are currently exercisable (or exercisable within 60 days).
(5) Includes 24,001 employee stock options which are currently exercisable (or exercisable with 60 days).
(6) Includes (i) 16,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and (ii) 3,000 shares of Common Stock issuable upon the exercise of Common Stock purchase warrants acquired as part of a 1993 private placement.
(7) Includes 12,000 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.
(8) Includes (i) 4,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and (ii) 12,750 shares of Common Stock issuable upon the exercise of Common Stock purchase warrants acquired as part of a 1993 private placement.
(9) Includes 346,818 shares of Common Stock issuable upon the exercise of options and warrants, which are currently exercisable (or exercisable within 60 days)

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2002 annual meeting of stockholders must be received by us no later than January 11, 2002 for inclusion, if appropriate, in the Company's proxy statement and form of proxy for that meeting.

     In order for a stockholder to nominate a candidate for director election at the 2002 annual meeting of stockholders, a stockholder must provide timely notice of the nomination. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary of the 2001 annual meeting of stockholders. The stockholder must include information about the nominee, such as his or her name, address and occupation, all as provided by the Company's Bylaws.

     In order for a stockholder to bring any other business before the 2002 annual meeting of stockholders, the stockholder must provide advance notice as provided in the Bylaws in respect of such proposal. The notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the 2001 annual meeting of stockholders. These time limits apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company's designated proxies. The notice must contain specific information as prescribed by the Company's Bylaws. These requirements are separate from and in addition to those requirements imposed by the federal securities laws concerning inclusion of a stockholder proposal in the proxy statement and form of proxy for the meeting.

     In each case, the notice must be given to the Company's Secretary at the Company's principal offices, 1250 North Point Parkway, West Palm Beach, Florida 33407. Any stockholder desiring a copy of the Company's Amended and Restated Certificate of Incorporation or Bylaws will be furnished a copy without charge upon written request to the Company's Secretary.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has reappointed BDO Seidman,LLP as the independent auditors for the Company and its subsidiaries for the fiscal year 2001. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Stockholders and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

                           INDEPENDENT AUDITOR'S FEES

     For the year ended December 29, 2000, the Company incurred professional fees and out of pocket expenses to its auditors in the amount of $220,000, of which $172,000 related to auditing services, $0 related to information technology consulting services and $48,000 related to all other services.

     The Company's audit committee has considered and determined the non-audit services provided by the Company's auditors in connection with the year ended December 29, 2000 were compatible with the auditor's independence.

                                 OTHER MATTERS

     As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. In the event any other matters properly come before the meeting, however, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their best judgment.

April 30, 2001

                                                                        APPENDIX

                            AUDIT COMMITTEE CHARTER

I.  Purpose:

     The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including by reviewing the financial reports and other financial information provided by the Company, the Company's system of internal accounting and financial controls, and the annual independent audit process.

     In discharging its oversight role, the Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

     The outside auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Committee shall be responsible for overseeing the independence of the outside auditor.

     The Charter shall be reviewed for adequacy on an annual basis by the Board.

II.  Membership:

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the American Stock Exchange Audit Committee Requirements. Accordingly, all of the members will be directors:

    Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

    Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

     In addition, at least one member of the Committee will have accounting or related financial management expertise.

III.  Key Responsibilities:

     The Committee's role is one of oversight, and it is recognized that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances.

    The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K and the Annual Report to Stockholders, and shall review and consider with the outside auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61.

    As a whole, or through the Committee chair, the Committee shall review with the outside auditor, prior to filing with the Securities and Exchange Commission, the Company's interim financial information to be included in the Company's in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

    The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Company's internal controls.

    The Committee shall request from the outside auditors annually a formal written statement delineating all relationship between the auditor and the Company consistent with Independence Standards Board Standard No. 1, discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence, and take or recommend that the Board take appropriate action regarding the independence of the outside auditor.

    The Committee, Subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  HEARx, LTD.

                                 JUNE 25, 2001

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS [              ]


--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.

                          FOR all
                         Nominees                   WITHHOLD AUTHORITY
                  listed at right (except                to vote
                      as marked to the               for all nominees
                       contrary below)                 listed below
1. The election of          [  ]                           [  ]                    Nominees:
   the following                                                                      Paul A. Brown, M.D.
   nominees as                                                                        Stephen J. Hansbrough
   directors of the Company                                                           Thomas W. Archibald
                                                                                      David J. McLachian
                                                                                      Joseph L. Gitterman III

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box and write that nominee's name in the space provided below.)

--------------------------------------------------

2. The transaction of such other business as may properly come before the meeting and any and all adjournments thereof

                                   Change of Address and Or Comments Mark Here [ ]

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

Signature(s) of Stockholder(s)                         Signature(s) of Stockholder(s)                     DATE               , 2001
                             -------------------------                              ----------------------    ---------------

NOTE: (Please sign exactly as your name(s) appear(s) hereon. Joint holders must each sign. Persons signing as Executors, administrators, trustees, guardians, etc will Please so indicate when signing.)

--------------------------------------------------------------------------------

                                   HEARx LTD.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD ON JUNE 25, 2001

        The undersigned stockholder(s) of HEARx Ltd. ("Company") hereby appoint(s) Paul A. Brown, M.D., and Stephen J. Hansbrough, and each of them, proxies with full power to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10017 on Monday, June 25, 2001 at 9:00 A.M. Eastern Time, and any and all adjournments thereof, on the following matters.

        THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY'S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  HEARx, LTD.

                                 JUNE 25, 2001







                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.

                          FOR all
                         Nominees                   WITHHOLD AUTHORITY
                  listed at right (except                to vote
                      as marked to the               for all nominees
                       contrary below)                 listed below
1. The election of          [  ]                           [  ]                    Nominees:
   the following                                                                      Paul A. Brown, M.D.
   nominees as                                                                        Stephen J. Hansbrough
   directors of the Company                                                           Thomas W. Archibald
                                                                                      David J. McLachian
                                                                                      Joseph L. Gitterman III

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box and write that nominee's name in the space provided below.)

--------------------------------------------------

2. The transaction of such other business as may properly come before the meeting and any and all adjournments thereof

                                   Change of Address and Or Comments Mark Here [ ]

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

Signature(s) of Stockholder(s)                         Signature(s) of Stockholder(s)                     DATE               , 2001
                             -------------------------                              ----------------------    ---------------

NOTE: (Please sign exactly as your name(s) appear(s) hereon. Joint holders must each sign. Persons signing as Executors, administrators, trustee, guardians, etc. will Please so indicate when signing.)

--------------------------------------------------------------------------------

                                   HEARx LTD.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD ON JUNE 25, 2001

        The undersigned stockholder(s) of HEARx Ltd. ("Company") hereby appoint(s) Paul A. Brown, M.D., and Stephen J. Hansbrough, and each of them, proxies with full power to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10017 on Monday, June 25, 2001 at 9:00 A.M. Eastern Time, and any and all adjournments thereof, on the following matters.

        THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY'S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)